Filed pursuant to Rule 497(e)
Registration Nos. 033-98310; 811-091141

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

NEEDHAM SMALL CAP GROWTH FUND

Supplement to Summary Prospectus and Prospectus Dated October 22, 2013

The following replaces the first sentence in Principal Investment Strategies in the Summary Prospectus; the first sentence in Summary Section—Needham Small Cap Growth Fund—Principal Investment Strategies in the Prospectus; and the first sentence in the first bullet point in Investment Objectives, Strategies, Policies and Risks—Principal Investment Strategies—Small Cap Growth Fund in the Prospectus:

Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System that have market capitalizations not exceeding $3 billion at the time of investment.

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Effective January 20, 2014, the policy stated above with respect to the investment of 80% of the Fund's net assets will change to the following:

Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System that have market capitalizations not exceeding $5 billion at the time of investment.